                         CONSENT OF INDEPENDENT AUDITORS






We consent to the inclusion in this Registration Statement on Form S-1 of our report dated April 5, 2001, on our audit of the balance sheet of Commonwealth Income & Growth Fund, Inc. We also consent to the reference to our firm under the caption "Experts".






                                                   /s/ Fishbein & Company, P.C.
                                                   ----------------------------
                                                   FISHBEIN & COMPANY, P.C.



Elkins Park, Pennsylvania
June 7, 2001

                         CONSENT OF INDEPENDENT AUDITORS






We consent to the inclusion in this Registration Statement on Form S-1 of our report dated April 5, 2001, on our audit of the consolidated financial statements of Commonwealth Capital Corp. and Subsidiaries. We also consent to the reference to our firm under the caption "Experts".





                                                   /s/ Fishbein & Company, P.C.
                                                   ----------------------------
                                                   FISHBEIN & COMPANY, P.C.



Elkins Park, Pennsylvania
June 7, 2001